           EXHIBIT 99.1

7961 Shaffer Parkway Suite 5 Littleton, CO 80127 Phone: 720-981-1185 Fax: 720-981-1186
Trading Symbol: VGZ Toronto and NYSE MKT Stock Exchanges

__________________ NEWS _________________

Vista Gold Corp. Announces First Quarter 2017 Results

Denver, Colorado, April 28, 2017  -  Vista Gold Corp. (the “Company,” “we” or “our”) (NYSE MKT: VGZ) (TSX: VGZ) today announced its unaudited financial results for the first quarter ended March 31, 2017. Management’s quarterly conference call to discuss these results is scheduled for 2:30 p.m. MDT on May 3, 2017.  The Company’s unaudited financial statements, Management’s Discussion and Analysis together with other important disclosures can be found in the Company’s  Quarterly Report on Form 10-Q, filed on April 28, 2017 with the U.S. Securities and Exchange Commission and the Canadian securities regulatory authorities.

Summary of First Quarter 2017 Financial Results

We reported a  net loss of $2.8 million or $0.03 per share for the three months ended March 31, 2017.  This includes $2.5 million of net operating expenses; and an unrealized $0.3 million mark-to-market loss on our investment in Midas Gold Corp. (“Midas”).  During the three months ended March 31, 2016, we reported a  net loss of $0.7 million or $0.01 per share inclusive of $2.2 million of net operating expenses; a $0.7 million payment we received from the Australian Government under a research and development incentive program; an unrealized $0.5 million mark-to-market gain on our investment in Midas; and $0.3 million of other income.

Our working capital at March 31, 2017 totaled approximately $26.0 million, including cash and short-term investments (comprised of government securities) of approximately $21.8 million. The Company has no debt.

Frederick H. Earnest, President and Chief Executive Officer, commented, “We  believe that we have sufficient working capital to cover our fixed costs for several years; to execute selected discretionary programs intended to optimize and add value to Mt Todd; and to complete all of the critical milestones, including permitting, necessary to advance the Mt Todd project to the point of a development decision.

“We are working to complete the bulk metallurgical test work to evaluate automated ore sorting, grinding circuit optimization and improved leach recoveries that could support material improvements to the economics of the Mt Todd gold project without significant alterations to the current flow sheet. This work is expected to be completed in the third quarter of this year.  An updated prefeasibility study, which would integrate these potential flow sheet alterations and the associated economic benefits, will likely be completed after that.”

To review the Company’s  Quarterly Report on Form 10-Q for the three months ended March 31, 2017, including the related Management’s Discussion and Analysis, visit any of the following websites: www.sedar.com,  www.sec.gov or www.vistagold.com.

Management Conference Call

A conference call with management to review our financial results for the three months ended March 31, 2017 and to discuss corporate and project activities is scheduled for Wednesday,  May 3, 2017  at 2:30 p.m.  MDT.

Toll-free in North America: 1-866-233-5249

International:  416-642-3300

Confirmation Code:  4152669

This call will also be web-cast and can be accessed at the following web location:

http://event.on24.com/r.htm?e=1416096&s=1&k=1119E6298108FC79B036B57D1ABE2D12

This call will be archived and available at www.vistagold.com after May 3, 2017.  Audio replay will be available for 21 days by calling toll-free in North America:  1-888-203-1112,  passcode 4152669.

If you are unable to access the audio or phone-in on the day of the conference call, please email questions to Connie Martinez, Manager – Investor Relations (email: connie@vistagold.com), and we will try to address these questions prior to or during the conference call.

All dollar amounts in the press release are U.S. dollars.

About Vista Gold Corp.

The Company is a well-funded gold project developer. Our principal asset is our flagship Mt Todd gold project in Northern Territory, Australia.  Mt Todd is one of the largest undeveloped gold projects in Australia. For more information about our projects, including technical studies and resource estimates, please visit our website at www.vistagold.com.

For further information, please contact Connie Martinez at (720) 981-1185.

Forward Looking Statements

This press release contains forward-looking statements within the meaning of the U.S. Securities Act of 1933, as amended, and U.S. Securities Exchange Act of 1934, as amended, and forward-looking information within the meaning of Canadian securities laws.  All statements, other than statements of historical facts, included in this press release that address activities, events or developments that we expect or anticipate will or may occur in the future, including such things as our belief that we have sufficient working capital to cover our fixed costs for several years and to fund our other plans; our belief that our plans could support material improvements to the economics of the Mt Todd gold project without significant alterations to the current flow sheet, and the timing for the completion of this work; the timing and completion of an updated prefeasibility study on Mt Todd and other such matters are forward-looking statements and forward-looking information. The material factors and assumptions used to develop the forward-looking statements and forward-looking information contained in this press release include the following: our approved business plans, exploration and assay results, results of our test work for process area improvements, mineral resource and reserve estimates and results of preliminary economic assessments, prefeasibility studies and feasibility studies on our projects, if any, our experience with regulators, and positive changes to current economic conditions and the price of gold.  When used in this press release, the words “optimistic,” “potential,” “indicate,” “expect,”  “intend,” “hopes,” “believe,” “may,” “will,” “if,” “anticipate,” and similar expressions are intended to identify forward-looking statements and forward-looking information.  These statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such statements.  Such factors include, among others, uncertainty of resource and reserve estimates, uncertainty as to the Company’s future operating costs and ability to raise capital; risks relating to cost increases for capital and operating costs; risks of shortages and fluctuating costs of equipment or supplies; risks relating to fluctuations in the price of gold; the inherently hazardous nature of mining-related activities; potential effects on our operations of environmental regulations in the countries in which it operates; risks due to legal proceedings; risks relating to political and economic instability in certain countries in which it operates; uncertainty as to the results of bulk metallurgical test work; and uncertainty as to completion of critical milestones for Mt Todd; as well as those factors discussed under the headings “Note Regarding Forward-Looking Statements” and “Risk Factors” in the Company’s latest Annual Report on Form 10-K as filed on February 22, 2017 and other documents filed with the U.S. Securities and Exchange Commission and Canadian securities regulatory authorities.  Although we have attempted to identify important factors that could cause actual results to differ materially from those described in forward-looking statements and forward-looking information, there may be other factors that cause results not to be as anticipated, estimated or intended.  Except as required by law, we assume no obligation to publicly update any forward-looking statements or forward-looking information; whether as a result of new information, future events or otherwise.